SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           Reported): March 21, 2001


                      Asset Backed Securities Corporation

                      ASSET BACKED SECURITIES CORPORATION
     ---------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware               333-44300                  13-3354848
(State or Other Jurisdiction of   (Commission    (I.R.S. Employer Identification
         Incorporation)           File Number)                    No.)

                               11 Madison Avenue
                           New York, New York 10010
          -----------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of Brown & Wood LLP.

         8.1      Tax Opinion of Brown & Wood LLP

         23.1     Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ASSET BACKED SECURITIES CORPORATION



                                       By:  /s/ Greg Richter
                                          ---------------------------------
                                              Name:  Greg Richter
                                              Title: Managing Director


Dated:  March 26, 2001


                                                                    Exhibit 5.1
                                                                    -----------

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599

                                            March 21, 2001


Asset Backed Securities Corporation
11 Madison Avenue
New York, New York  10010

          Re:    Asset Backed Securities Corporation
                 Registration Statement on Form S-3
                 Commission File Number 333-44300
                 -----------------------------------

Ladies and Gentlemen:

We have acted as counsel for Asset Backed Securities Corporation, a Delaware corporation (the "Company"), in connection with a registration statement on Form S-3 (the "Registration Statement") relating to the proposed offering from time to time by one or more trusts in one or more series (each, a "Series") of Asset-Backed Certificates (the "Certificates") or Asset-Backed Notes (the "Notes," and, together with the Certificates, the "Securities"). The Registration Statement was declared effective on March 5, 2001. As set forth in the Registration Statement, each Series of Securities will be issued under and pursuant to the conditions of a separate pooling and servicing agreement, master pooling and servicing agreement, pooling agreement, trust agreement or indenture (each, an "Agreement") among the Company, a trustee (the "Trustee") and where appropriate, a servicer (the "Servicer"), each to be identified in the prospectus supplement for such Series of Securities. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Statement.

We have examined copies of the Company's Restated Certificate of Incorporation, the Company's By-laws, the Mortgage Prospectus and the related forms of prospectus supplements, the forms of Securities included in the applicable Agreements and such other records, documents and statutes as we have deemed necessary for purposes of this opinion.

Based upon the foregoing, we are of the opinion that:

         1. When any Agreement relating to a Series of Securities has been duly and validly authorized by all necessary action on the part of the Company and has been duly executed and delivered by the Company, the Servicer, if any, the Trustee and any other party thereto, such Agreement will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equity principles.

         2. When a Series of Securities has been duly authorized by all necessary action on the part of the Company (subject to the terms thereof being otherwise in compliance with applicable law at such time), duly executed and authenticated by the Trustee for such Series in accordance with the terms of the related Agreement, and issued and delivered against payment therefor as described in the Registration Statement, such Series of Securities will be legally and validly issued, fully paid and nonassessable, and the holders thereof will be entitled to the benefits of the related Agreement.

This opinion pertains only to Securities offered by the Mortgage Prospectus and an accompanying prospectus supplement.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York (excluding choice of law principles therein) and the federal laws of the United States of America.

We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to the references to this firm under the heading "Legal Matters" in the prospectus supplements accompanying the Mortgage Prospectus forming a part of the Registration Statement, without admitting that we are "experts" within the meaning of the Securities Act of 1933, as amended, or the Rules and Regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                                       Very truly yours,

                                       /s/ BROWN & WOOD LLP
                                       ---------------------------------------
                                           BROWN & WOOD LLP


                                                                    Exhibit 8.1
                                                                    -----------

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599

                                            March 21, 2001


Asset Backed Securities Corporation
11 Madison Avenue
New York, New York  10010

          Re:    Asset Backed Securities Corporation
                 Registration Statement on Form S-3
                 Commission File Number 333-44300
                 -----------------------------------

Ladies and Gentlemen:

We have acted as tax counsel for Asset Backed Securities Corporation, a Delaware corporation (the "Company"), in connection with a registration statement on Form S-3 (the "Registration Statement") relating to the proposed offering from time to time by one or more trusts in one or more series (each, a "Series") of Asset-Backed Certificates (the "Certificates") or Asset-Backed Notes (the "Notes," and, together with the Certificates, the "Securities"). The Registration Statement was declared effective on March 5, 2001. As set forth in the Registration Statement, each Series of Securities will be issued under and pursuant to the conditions of a separate pooling and servicing agreement, master pooling and servicing agreement, pooling agreement, trust agreement or indenture (each, an "Agreement") among the Company, a trustee (the "Trustee") and where appropriate, a servicer (the "Servicer"), each to be identified in the prospectus supplement for such Series of Securities. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Statement.

We have examined copies of the Company's Restated Certificate of Incorporation, the Company's By-laws, the Mortgage Prospectus and the related forms of prospectus supplements, the forms of Securities included in the applicable Agreements and such other records, documents and statutes as we have deemed necessary for purposes of this opinion.

In arriving at the opinion expressed below, we have assumed that each Agreement will be duly authorized by all necessary corporate action on the part of the Company, the Trustee, the Servicer (where applicable) and any other party thereto for such Series of Securities and will be duly executed and delivered by the Company, the Trustee, the Servicer and any other party thereto substantially in the applicable form filed or incorporated by reference as an exhibit to the Registration Statement, that each Series of Securities will be duly executed and delivered in substantially the forms set forth in the related Agreement filed or incorporated by reference as an exhibit to the Registration Statement, and that Securities will be sold as described in the Registration Statement.

As tax counsel to the Company, we will advise the Company with respect to material federal income tax aspects of the proposed issuance of each Series of Securities pursuant to the related Agreement. Such advice has formed the basis for the description of selected federal income tax consequences for holders of such Securities that appear under the heading "Material Federal Income Tax Considerations" in the Mortgage Prospectus. Such description does not purport to discuss all possible federal income tax ramifications of the proposed issuance of the Securities, but with respect to those federal income tax consequences which are discussed, in our opinion, the description is accurate in all material respects.

This opinion is based on the facts and circumstances set forth in the Registration Statement and in the other documents reviewed by us. Our opinion as to the matters set forth herein could change with respect to a particular Series of Securities as a result of changes in fact or circumstances, changes in the terms of the documents reviewed by us, or changes in the law subsequent to the date hereof. Because the Registration Statement contemplates multiple Series of Securities with numerous different characteristics, you should be aware that the particular characteristics of each Series of Securities must be considered in determining the applicability of this opinion to a particular Series of Securities.

This opinion pertains only to Securities offered by the Mortgage Prospectus and an accompanying prospectus supplement.

We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to the references to this firm under the heading "Federal Income Tax Consequences" in the prospectus supplements accompanying the Mortgage Prospectus forming a part of the Registration Statement, without admitting that we are "experts" within the meaning of the Securities Act of 1933, as amended, or the Rules and Regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                                       Very truly yours,

                                       /s/ BROWN & WOOD LLP
                                       ----------------------------------------
                                           BROWN & WOOD LLP


Exhibit Index

Exhibit                                                                    Page
--------                                                                   ----

5.1    Legality Opinion of Brown & Wood LLP                                   5

8.1    Tax Opinion of Brown & Wood LLP                                        6

23.1   Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)      5, 6